UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

ShoulderUp Technology Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41076	87-1730135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Townpark Drive, Suite 300 Kennesaw, GA	30144
(Address of Principal Executive Offices)	(Zip Code)

(970) 924-0446

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 18, 2024, ShoulderUp Technology Acquisition Corp., a Delaware corporation (the “Company”), convened and then adjourned the special meeting of stockholders (the “Special Meeting”) to be in held in connection with the proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from November 19, 2024 to December 31, 2024 or such earlier date as may be determined by the Company’s board of directors in its sole discretion (the “Charter Amendment Proposal”). The Special Meeting will reconvene on November 19, 2024, at 11:00 a.m., Eastern Time.

At the reconvened Special Meeting, the Company’s stockholders of record as of the close of business on November 1, 2024, will be asked to vote on the Charter Amendment Proposal as set forth in the Proxy Statement for the Special Meeting.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the record date can vote, even if they have subsequently sold their shares. Any stockholders who wish to change their vote and need assistance should contact Phyllis Newhouse at phyllis@shoulderup.com. In connection with the postponement of the Special Meeting, the Company has extended the deadline of holders of the Company’s common stock issued in its initial public offering (the “Public Shares”) to submit their Public Shares for redemption in connection with the Special Meeting until 11:59 p.m. Eastern Time on November 18, 2024. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the rescheduled meeting by requesting that the transfer agent return such Public Shares prior to 11:00 a.m., Eastern Time on November 19, 2024 or such later time as may be determined by the Company.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Special Meeting and the Charter Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is available in Company’s Definitive Proxy Statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2024 (the “Proxy Statement”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (as defined further below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed a Proxy Statement with the SEC in connection with the Meeting to consider and vote upon the Charter Amendment Proposal and, beginning on or about November 7, 2024, mailed the Proxy Statement and other relevant documents to its stockholders as of the November 1, 2024, record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents contain important information about the Company, the Charter Amendment Proposal and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: ShoulderUp Technology Acquisition Corp, 125 Townpark Drive, Suite 300, Kennesaw, GA 30144, (650) 276-7040.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the estimated per share redemption price and related matters, as well as all other statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShoulderUp Technology Acquisition Corp.

Dated: November 18, 2024	By:	/s/ Phyllis Newhouse
	Name:	Phyllis Newhouse
	Title:	Chief Executive Officer

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